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__________________________________________________________________________
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                                    FORM 8-K

                                 CURRENT REPORT


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) December 30, 1998


Commission           Registrant; State of Incorporation;         IRS Employer
File Number             Address; and Telephone Number         Identification No
___________          ___________________________________      _________________


  1-9513                     CMS ENERGY CORPORATION               38-2726431
                            (A Michigan Corporation)
                        Fairlane Plaza South, Suite 1100
                              330 Town Center Drive
                            Dearborn, Michigan 48126
                                 (313) 436-9261











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ITEM 5.  OTHER EVENTS


CMS Energy Corporation and Duke Energy Corporation have received requests for additional information ("Second Requests") from the Federal Trade Commission ("FTC") under the Hart-Scott-Rodino Antitrust Improvements Act ("HSR") relating to CMS' acquisition from Duke of the stock of Panhandle Eastern Pipe Line Company, Trunkline Gas Company, two storage subsidiaries and Trunkline LNG Company. It is anticipated that responding to the Second Requests will delay the closing of the acquisition until after the scheduled January 4, 1998 closing date. CMS believes it is likely that the acquisition can close in January 1999 after the parties substantially comply with the Second Requests and the HSR waiting period has expired or is early terminated by the FTC.

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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CMS ENERGY CORPORATION



Dated: December 30, 1998                  By:    /s / A.M. Wright
                                                 _________________________
                                                 Alan M. Wright
                                                 Senior Vice President and
                                                   Chief Financial Officer